UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2006

                             ADVANCE NANOTECH, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                       011-15499              20-1614256
          --------                       ---------              ----------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                 File Number)        Identification No.)

600 Lexington Avenue, 29th Floor, New York, NY                     10022
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 583-0080

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

The Company's annual shareholders meeting was held May 11, 2006. The following matters were submitted to a vote of the shareholders of record as of April 11, 2006 through a solicitation of proxies for the proposals which are shown below. The Company's Proxy Statement sought the election of seven directors, however Mr. Joseph Parkinson, the Company's former Chairman, resigned from the Board of Directors for personal reasons on May 10, 2006 and withdrew himself from the shareholder vote for re-election. There was no disagreement between the Company and Mr. Parkinson.

1.    The election of the following six directors:

      Magnus R.E. Gittins
      Lee Cole
      Peter Rugg
      Antonio Goncalves
      Virgil Wenger
      John Robertson

2. The approval of the reincorporation of the Company from the State of Colorado to the State of Delaware.

3. The approval of the Amendment and Restatement of the Company's Articles of Incorporation, if Proposal No. 2 was not approved, to designate 25,000,000 shares of capital stock as "blank check" preferred stock.

4. The approval of the appointment of Mendoza Berger & Company, L.L.P. as the independent public auditors of Advance Nanotech, Inc. for the fiscal year ended December 31, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANCE NANOTECH, INC.


                                         By: /s/ Magnus R. E. Gittins
                                             --------------------------
                                             Magnus R. E. Gittins
                                             Chief Executive Officer
Dated: May 11, 2006


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